Exhibit 99.1

FOR IMMEDIATE RELEASE

Wesbanco Announces Pricing of $150 Million Offering of Non-Cumulative Perpetual Preferred Stock Depositary Shares

WHEELING, WV, August 4, 2020– Wesbanco, Inc. (Nasdaq/NGS: WSBC) (“Wesbanco”) today announced that it has priced an underwritten public offering of 6,000,000 depositary shares (the “depositary shares”) each representing a 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, with a liquidation preference of $1,000 per share (equivalent to $25 per depositary share).

When, as and if declared by the board of directors of Wesbanco or a duly authorized committee of the board, dividends will accrue and be payable quarterly, in arrears, (i) from August 11, 2020 to, but excluding, November 15, 2025, at a rate equal to 6.75% per annum, in arrears on each February 15, May 15, August 15 and November 15, commencing November 15, 2020, and (ii) from and including November 15, 2025, during each reset period, at a rate per annum equal to the five-year treasury rate as of the most recent reset dividend determination date plus 6.557% in arrears on each of February 15, May 15, August 15 and November 15 of each year, beginning on November 15, 2025, except in each case where such day is not a business day. Wesbanco may, at its option, redeem the Series A preferred stock on any dividend payment date on or after November 15, 2025, or following a regulatory capital treatment event as described in the prospectus supplement and accompanying prospectus relating to the offering, in each case at a redemption price equal to $1,000 per share of Series A preferred stock (equivalent to $25 per depositary share), plus any declared and unpaid dividends, without accumulation of any undeclared dividends to, but excluding, the redemption date. Wesbanco intends to apply to list the depositary shares on The Nasdaq Global Select Market under the symbol “WSBCP.”

Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley, Raymond James, RBC Capital Markets and Wells Fargo Securities are acting as joint book-running managers. D.A. Davidson & Co. and Piper Sandler are acting as co-managers.

Wesbanco expects to use the net proceeds from the sale of the depositary shares for general corporate purposes, which may include repayment, redemption or refinancing of indebtedness, capital expenditures, making contributions to the capital of Wesbanco Bank to support its lending, investing and other financial services activities, funding of possible acquisitions, working capital, satisfaction of other obligations of Wesbanco and its subsidiaries and repurchase of Wesbanco’s outstanding equity securities. The offering is expected to close on August 11, 2020, subject to customary closing conditions.

The depositary shares are being offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-239181) by means of a prospectus and prospectus supplement filed with the SEC. Before you invest, you should read the prospectus in that registration statement, the related prospectus supplement and other documents Wesbanco has filed with the SEC for more complete information about Wesbanco and this offering. Copies of these documents can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained from: Keefe, Bruyette & Woods, Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, by telephone at 1-800-966-1559 or by emailing USCapitalMarkets@kbw.com; from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, New York, NY 10014, from Raymond James & Associates, Inc., Attn: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, Florida 33716, by telephone at (800) 248-8863 or by email at prospectus@raymondjames.com, from RBC Capital Markets, LLC, Attention: Equity Capital Markets, 200 Vesey Street, New York, NY 10281, by telephone at 877-822-4089 or by email at equityprospectus@rbccm.com, or from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, Email: wfscustomerservice@wellsfargo.com, Toll-Free: 1-800-645-3751.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the depositary shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Wesbanco

Founded in 1870, Wesbanco, Inc. (www.wesbanco.com) is a diversified and balanced financial services company that delivers large bank capabilities with a community bank feel. Wesbanco’s distinct long-term growth strategies are built upon unique sustainable advantages permitting it to span six states with meaningful market share. Built upon its ‘Better Banking Pledge’, Wesbanco’s customer-centric service culture is focused on growing long-term relationships by pledging to serve all personal and business customer needs efficiently and effectively. In addition to a full range of online and mobile banking options and a full-suite of commercial products and services, Wesbanco provides trust, wealth management, securities brokerage, and private banking services through its century-old Trust and Investment Services department, with approximately $4.5 billion of assets under management (as of June 30, 2020). Wesbanco’s banking subsidiary, Wesbanco Bank, Inc., operates 236 financial centers in the states of Indiana, Kentucky, Maryland, Ohio, Pennsylvania, and West Virginia. Additionally, Wesbanco operates an insurance agency, Wesbanco Insurance Services, Inc., and a full service broker/dealer, Wesbanco Securities, Inc.

Forward-Looking Statements

Forward-looking statements in this release relating to Wesbanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with Wesbanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by Wesbanco with the Securities and Exchange Commission (“SEC”), including Wesbanco’s Forms 10-Q for the quarters ended March 31, 2020 and June 30, 2020, which are available at the SEC’s website, www.sec.gov or at Wesbanco’s website, www.Wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Wesbanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of Wesbanco’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to Wesbanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial

Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting Wesbanco’s operational and financial performance. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the registration statement on Form S-3, including the prospectus supplement and the accompanying base prospectus filed with the SEC by Wesbanco, including the filings, reports, documents and other information incorporated by reference therein. If one or more events related to these or other risks or uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from what Wesbanco anticipates. Many of these risk factors are beyond Wesbanco’s ability to control or predict, and you are cautioned not to put undue reliance on the forward-looking statements. Forward-looking statements represent Wesbanco’s estimates and assumptions only as of the date that they were made. Wesbanco does not undertake any duty to update these forward-looking statements.

Investor Relations Contact:

Mr. John Iannone

Senior Vice President, Investor & Public Relations

(304) 905-7021